UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

REPORT PURSUANT TO
SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2026

Avalanche Treasury Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-43345	39-4863126
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 W. 42nd Street 2nd Floor
New York, NY	10036
(Address of principal executive offices)	(Zip Code)

(332) 240-1155
(Registrant’s telephone number, including area code)

-

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	AVAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 12, 2026, the Compensation Committee of the Board of Directors of Avalanche Treasury Corporation (the “Company”) granted under the Company’s 2026 Omnibus Incentive Plan (the “Plan”) stock options to purchase 2,700,000 shares of the Company’s Class A common stock, par value $0.01 per share (“Class A Common Stock”), to Gerald Bartholomew Smith, the Company’s Chief Executive Officer, and stock options to purchase 1,100,000 shares of Class A Common Stock to Laine Mihalchick Moljo, the Company’s Chief Operating Officer (collectively, the “Option Awards”), at an exercise price per share of Class A Common Stock equal to $0.54. Upon accepting their respective Option Awards, Mr. Smith and Ms. Mihalchick Moljo each forfeited and waived all rights and entitlements to receive any performance-vesting restricted stock units under the terms of their respective employment offer letters.

The Option Awards vest in equal installments on January 12, 2027, 2028, 2029, subject to continued employment with the Company or its subsidiaries through the applicable vesting date. If Mr. Smith’s or Ms. Mihalchick Moljo’s employment with the Company or its subsidiaries terminates for any reason other than a termination of employment for Cause or resignation by Mr. Smith or Ms. Mihalchick Moljo for Good Reason (as each such term is defined in their respective employment offer letters) during the period beginning 60 days prior to and ending one year following a Change in Control (as defined in the Plan), any unvested portion of the Option Awards will vest in full on the date of such termination of employment. The Option Awards will expire on the tenth anniversary of the grant date.

The foregoing description of the Option Awards does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the form of stock option agreement pursuant to which the Option Awards were granted, a copy of which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the period ending September 30, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 16, 2026

AVALANCHE TREASURY CORPORATION

By:	/s/ Gerald Bartholomew Smith
Name:	Gerald Bartholomew Smith
Title:	Chief Executive Officer